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                                                                  EXHIBIT 10



                            ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-59541 for Hartford Life Insurance Company Separate Account Two (DC Variable Account-II) on Form N-4.


                                                      /s/Arthur Andersen LLP


Hartford, Connecticut
April 14, 1997